As filed with the Securities and Exchange Commission on August 29, 2001
                                                      Registration No. 333-47717
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                        POST-EFFECTIVE AMENDMENT NO. 6 TO

                                    FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   -----------
                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                          LINCOLN BENEFIT LIFE COMPANY
                               (Name of Depositor)
                             2940 South 84th Street
                             Lincoln, Nebraska 68506
          (Complete Address of Depositor's Principal Executive Offices)

                             WILLIAM F. EMMONS, ESQ.
                          LINCOLN BENEFIT LIFE COMPANY
                             2940 South 84th Street
                             Lincoln, Nebraska 68506
                                 1-800-525-9287
                (Name and Complete Address of Agent for Service)

                                    Copy to:
                             Joan E. Boros, Esquire
                         Christopher S. Petito, Esquire
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                           Washington, D.C. 20007-5201

Securities being offered -- flexible premium variable universal life insurance policies.
                                   -----------
         It is proposed that this filing will become effective:
           immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1 pursuant to paragraph (b) of Rule 485
        X  60 days after filing pursuant to paragraph (a) of Rule 485
           on      pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

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This  Post-Effective  Amendment No. 6 to the Registration  Statement on Form S-6
(File No. 333-47717) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, in order to add a supplement to the prospectus filed with Post-Effective Amendment No. 5 to the Registration Statement, which was filed on April 19, 2001. This Amendment does not otherwise delete, amend, or
supersede   any   prospectus,   exhibit  or  other   information   contained  in
Post-Effective Amendment No. 5 to the Registration Statement.

                                   SUPPLEMENT
                         TO PROSPECTUS DATED May 1, 2001
                                FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    ISSUED BY
                          Lincoln Benefit Life Company
                               IN CONNECTION WITH
                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

The Prospectus is amended as follows:

The second to last paragraph on page one is deleted in its entirety and replaced with the following:

"The Policy will remain in force as long as the Net Surrender Value is sufficient to pay the monthly charges under the Policy, and, in some states, until the Policy Anniversary following the Insured's 100th birthday. In addition, during the first ten Policy Years, or until the Policy Anniversary after the Insured's 80th birthday, if earlier, we guarantee that the Policy will remain in effect regardless of changes in the Policy Value, as long as your total Premiums (less partial withdrawals and Policy Debt) at least equal the applicable Safety Net Premiums, as described on page 10. In some states, the Safety Net Premium Period is less than ten years as required by law."

In the section entitled Definitions on page 4 the following is inserted between Loan Account and Monthly Automatic Payment:

"Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the Insured's 100th birthday. In most states, the Policy does not have a Maturity Date."


In the section entitled Questions and Answers About Your Policy on page 5, question and answer 3 are deleted in their entirety and replaced with the following:

"3. What is the Safety Net Premium Feature?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Portfolios, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period will be the first ten Policy Years. Otherwise, it will run from the Issue Date until the next Policy Anniversary after the Insured's 80 birthday.

To keep the Safety Net Premium feature in effect, on each Monthly Deduction Day your total Premiums (less withdrawals and Policy Debt) must at least equal the total amount you would have paid if you had paid the Safety Net Premium each month. If you have not paid sufficient Premiums, we will notify you and give you 61 days to remedy the shortfall. If you do not pay enough additional Premium within this 61-day period, the Safety Net Premium feature will terminate and may not be reinstated, even if you make up the shortfall after the end of the 61-day period.

When the Safety Net Premium feature is not in effect, your Policy will remain in force as long as the Net Surrender Value is large enough to pay the Monthly Deductions on your Policy as they come due and, in some states, you have not reached the Maturity Date. If on any Monthly Deduction Day the Net Surrender Value is less than the Monthly Deduction due, your Policy will enter the Grace Period. If you do not pay sufficient additional Premium, at the end of the Grace Period your Policy will end."


In the section entitled Purchase of Policy and Allocation of Premiums on page 9, the following is added to the end of the first paragraph:

"Variations from the information appearing in this prospectus due to individual state requirements are described in supplements attached to this prospectus or in endorsements to the Policy, as appropriate."


The second full paragraph on page 10 is deleted in its entirety and replaced with the following:

"Safety Net Premium. The Safety Net Premium feature is intended to enable you to ensure that your Policy (including any riders) will remain in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80 birthday. In some states, the Safety Net Premium period of ten years is not permitted by law. In those states, the specified period is five years for issue ages 75 and below. For issue ages 76-79, the specified period is to the policy anniversary following the insured's 80th birthday. Please check with your local representative on the Safety Net period approved in your state."


The sentence following is added to the end of the 4th full paragraph on page 10:

"Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy will increase your Safety Net Premium amount."


The third full paragraph on page 20 is deleted in its entirety and replaced with the following:

"Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We will require evidence of insurability before we issue a rider to you. We will deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. In our discretion we may offer additional riders or stop offering a rider."


The eighth full paragraph on page 20 is deleted in its entirety and replaced with the following:

"Primary Insured Rider: This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until you reach age
99. Until you reach age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until you reach age 75, you may convert the rider to the base Policy. We will not require evidence of insurability to exchange or convert the Policy. If you purchase this Rider, your surrender charge will be less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Rider. In addition, at least initially your total insurance charges will be lower for a Policy/Primary Insured Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently."


The following is added after the 8th full paragraph on page 20:

"Accelerated Death Benefit Rider: This rider provides for an advance of a portion of the Death Benefit if the insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the insured that, not withstanding medical care, will result in death within twelve months. You may add this rider after your policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated benefit you may receive is the lesser of:

o    50% of the Death Benefit as of the date the first request is paid; or

o $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the insured.

The Death Benefit and Policy Value of your policy will be reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate will be reduced by:

o any due and uncollected Monthly Deductions, or unpaid required premium if a claim occurs during a Grace Period;

o if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

o    a pro-rata amount of any outstanding Policy Loan; and

o a twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount."


The 4th paragraph from the bottom of page 22 is deleted in its entirety and replaced with the following:

"Maturity. In most states, the Policies have no Maturity Date. Your Policy will continue after the Insured reaches Age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we will pay you the Net Surrender Value in a lump sum or you may apply the Net Surrender Value to a Settlement Option."


The 4th paragraph from the bottom of page 24 is deleted in its entirety and replaced with the following:

"We  determine  the cost of  insurance  charge  separately  for the initial Face
Amount and each subsequent increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy. We base the cost of insurance rate on the sex, issue age, Policy Year, and premium rating class of the Insured. However, we issue unisex policies in Montana and in connection with Qualified Plans. In addition, for Policies issued on or after November 1, 2001, we base our current cost of insurance rates in part on the Face Amount of the Policy. For those Policies, we charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase will be eligible for a lower current cost of insurance rate. Although we will base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives."


The 2nd paragraph from the bottom of page 24 is deleted in its entirety and replaced with the following:

"Beginning on the Policy Anniversary following the Insured's 100th birthday, we will waive all cost of insurance charges and monthly policy fees."


The following paragraph is inserted before the last paragraph on page 30:

"In states where required, at the Maturity Date we pay the Net Surrender Value to you. Generally, the excess of the Net Surrender Value over your investment in the Policy will be includable in your taxable income at that time."


In the section entitled DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT, the Executive Officers and Directors of Lincoln Benefit subsection is deleted in its entirety and replaced with the following:

"Executive Officers and Directors of Lincoln Benefit. Our directors and executive officers are listed below, together with information as to their dates of election and principal business occupations during the last five years (if other than their present occupation). The principal business address of each of the officers and directors listed below is 2940 South 84th St., Lincoln, Nebraska 68506-4142.

Lawrence W. Dahl, Lincoln Benefit Life Company, Executive Vice President, Director 1999-present; Surety Life Insurance Company, Executive Vice President 5/99-present, Director 7/99-present; Allstate Life Insurance Company, Assistant Vice President, 1999-present, Tax Director, 2/87-5/99,.

Margaret G. Dyer, Lincoln Benefit Life Company, Director 7/01-present; Allstate Assignment Company, Director 2000-present; Allstate Life Insurance Company, Director and Senior Vice President 1999-present; Allstate Life Insurance Company of New York, Director 2000-present; Allstate Settlement Corporation, Director 2000-present; Charter National Life Insurance Company, Director 2000-present; Northbrook Life Insurance Company, Director 2000-present; Intramerica Life Insurance Company, Director 2000-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 7/01-present; Citigroup, Inc., Vice President 1997-1999; Sara Lee Corp, Senior Vice President, Marketing 1995-1997.

Marla G. Freidman, Lincoln Benefit Life Company, Director 7/01-present; Allstate Life Insurance Company, Director 1991-present, Senior Vice President 1999-present, Vice President 1998-1999; ALFS, Inc., Director 1993-1996; Allstate Life Insurance Company of New York, Director, Vice President 1997-present, Assistant Vice President 1996-1997; Allstate Settlement Corporation, Director 1995-1996; Glenbrook Life Insurance Company, Director 1991-1996, President and Chief Operating Officer 1995-1996, Vice President 1996-1997; Northbrook Life Insurance Company, Director 2000-present and 1989-1996, Vice President 1996-present, President and Chief Operating Officer 1995-1996; Laughlin Group Holdings, Inc., Director and Vice Chairman of the Board 1995-1996; Charter National Life Insurance Company, Director and Vice President 1999-present; Intramerica Life Insurance Company, Director and Vice President 1999-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 7/01-present.

Douglas F. Gaer, Lincoln Benefit Life Company, Executive Vice President 1997-present, Director 1981-present, Senior Vice President, 4/95-2/97; Surety Life Insurance Company, Executive Vice President 1/97-present, Senior Vice President and Treasurer, 1/94-12/96, Director 1/94-present; Allstate Life Insurance Company, Assistant Vice President, 1997-present; Lincoln Benefit Financial Services, Inc., Director 5/93-1/99.

John K. McCarthy, Lincoln Benefit Life Company, Director 2000-present; AFDW, Inc., Director 2000-present; Allstate Financial Services, LLC, Manager 2000-present; Allstate Life Insurance Company, Director and Senior Vice President 2000-present; Allstate Life Insurance Company of New York, Director 2000-present; Northbrook Life Insurance Company, Director 2000-present; Charter National Life Insurance Company, Director 2000-present; Intramerica Life Insurance Company, Director 2000-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 2000-present; Provident Mutual Life Insurance Company, Executive Vice President & CFO 1996-1999,.

Michael J. Velotta, Lincoln Benefit Life Company, Director 1993-present, General Counsel 07/01-present, Secretary 07/01-present, Assistant Secretary 1995-2001, and Assistant General Counsel 2000-2001; ALFS, Inc., Director and Secretary 1993-present; Allstate Life Insurance Company, Director 1992-present, Secretary and General Counsel 1993-present, Senior Vice President 1999-present, and Vice President 1993-1999; Allstate Life Insurance Company of New York, Director 1992-present, Vice President, Secretary, and General Counsel 1993-present; Glenbrook Life Insurance Company, Director 1992-1997, Vice President, Secretary and General Counsel 1993-1997; Northbrook Life Insurance Company, Director 1992-present, Vice President, Secretary, and General Counsel 1993-present; Surety Life Insurance Company, Director 1993-present, Assistant Secretary 1995-present, and Assistant General Counsel 2000-present; AFD, Inc., Director and Secretary 1999-present; AFDW, Inc., Director and Secretary 2000-present; Allstate Assignment Company, Director, Vice President, and Secretary 2000-present; Allstate Distributors, LLC, Assistant Secretary 1999-2000; Allstate Financial Advisors, LLC, Manager, Secretary, and General Counsel 1999-present; Allstate Financial Services, LLC, Vice President and Secretary 1999-present, Manager2000-present, and General Counsel 1999-2000; Allstate Insurance Company, Vice President, Assistant Secretary, and Assistant General Counsel 1999-present, and Assistant Vice President 1998-1999; Allstate Settlement Corporation, Director 1993-present and Secretary 1994-present; Charter National Life Insurance Company, Director, Vice President, Secretary, and General Counsel 1999-present; Intramerica Life Insurance Company, Director, Vice President, Secretary, and General Counsel 1999-present; LSA Asset Management, LLC, Managing Director, Secretary, and General Counsel 1999-present; Laughlin Group Holdings, Inc., Director and Secretary 1995-2000 and General Counsel 1997-2000; Provident National Assurance Company, Director, Secretary, and General Counsel 2001-present.

Thomas J. Wilson, II, Lincoln Benefit Life Company, Director, Chairman of the Board, and Chief Executive Officer 1/99-present; Allstate Insurance Co Director and Senior Vice President 1995-present, and Chief Financial Officer 1995-1998; ALFS, Inc., Director 1999-present; Allstate Life Insurance Co., Northbrook Life Insurance Company Director 1995-present, President 1999-present, and Chairman of the Board 2000-present; Northbrook Life Insurance Company, Director and President 1999-present, Chief Executive Officer 2000-present, Chief Operating Officer 1999-2000, and Vice Chairman 1999; Allstate Life Insurance Co. of New York, Director 1999-present, President 1998-present, and Chairman of the Board 2000-present; Surety Life Insurance Company, Director, Chairman of the Board, and Chief Executive Officer 1999-present; American Heritage Life Insurance Co., Director 1999-present; American Heritage Life Investment Corporation, Director and President 1999-present; Charter National Life Insurance Co., Director and President 1999-present, Chairman of the Board 2000-present; Intramerica Life Insurance Co., Director and President 1999-present, Chief Executive Officer 2000-present; LSA Asset Management, LLC, Managing Director 1999-present; Laughlin Group Holdings, Inc., Director and Chairman of the Board 1999; AFD, Inc., Director 1999-present; AFDW, Inc., Director 2000-present; Allstate Assignment Company, Director 2000-present; Allstate Financial Advisors, LLC, President and Manager 1999-present; Allstate Financial Services, LLC, Manager 2000-present; Allstate Settlement Corporation, Director and President 1999-present, Chairman of the Board 2000-present; Provident National Assurance Company, Director, President, and Chairman of the Board 2001-present.

Patricia W. Wilson, Lincoln Benefit Life Company, Director 1997-present; Allstate Life Insurance Company, Assistant Secretary, Assistant Treasurer,
7/97-present; Assistant Vice President 1/93-present; Allstate Life Insurance Company of New York, Assistant Vice President 6/91-present, Director 6/97-present; Glenbrook Life Insurance Company, Assistant Treasurer 7/97-present; Glenbrook Life Annuity Company, Assistant Treasurer 7/97-present; Northbrook Life Insurance Company, Assistant Vice President, Assistant Secretary, Assistant Treasurer 7/97-present; Surety Life Insurance Company, Director 7/97-present.

B. Eugene Wraith, President, Lincoln Benefit Life Company, President and Chief Operating Officer 3/96-present, Executive Vice President 1/94-3/96, Director 9/93-present; Surety Life Insurance Company; Chairman of the Board, Director 1993-1/99, President 5/93-11/96, Lincoln Benefit Financial Services, Inc.; Vice President 1/99-present, Allstate Life Insurance Company, Vice President 3/96-present."


In the section entitled Distribution of Policies, the following sentences are added to the end of the third paragraph:

"Commissions payable to sales representatives for the sale of the Policy are calculated based on the total premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial death benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the death benefit coverage allocated to Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased."


The first sentence in the section entitled Legal Matters is deleted in its entirety and replaced with the following:

"All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon William F. Emmons, Vice President, Assistant General Counsel, and Assistant Secretary of Lincoln Benefit."


The Appendix is deleted in its entirety and replaced with the following:

                                    "Appendix

               ILLUSTRATIONS OF SURRENDER VALUES AND DEATH BENFITS

The following tables illustrate how the Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investments return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on page A-2 illustrate a Policy issued to a male, age 45, $150,000 Face Amount, under a preferred nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $1,077, which is the Safety Net Premium (see Safety Net Premium, page 10). Payment of this Premium each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on page A-2 assumes current charges and cost of insurance rates, while the illustration on page A-3 assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios as a result of expenses paid by the Portfolios and charges levied against the Subaccounts. The values shown take into account the average daily investment advisory fees paid by the Portfolios, which is equivalent to an average annual rate of .70% of the average daily net assets of the Funds, and the average of other daily Portfolio expenses, which is equivalent to an average annual rate of .10% of the average daily net assets of the Funds. Also reflected is our monthly charge to the
Policy Value for assuming mortality and expense risks. The current charge for the first fourteen Policy Years is an annual rate of 0.72% of the average net assets of the Subaccounts, with a maximum charge of 0.48% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for premium tax of 2.5% of Premium, the premium expense charge of 3.5% of Premium for the first ten years and 1.5% thereafter, and the monthly Policy fee of $7.50. After deduction of these amounts, the illustrated gross annual investment  rates of  return  of 0%,  6%,  and  12%,  "Assuming  Current  Costs"
correspond to approximate net annual rates of -.80, 5.20, and 11.20% respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -.80%, 5.20%, and 11.20%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values and Surrender Values illustrated (see "Tax Matters," page [ ]).

The tables illustrate the Policy Values, Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the face amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.


                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                                Male Issue Age 45

Face Amount $150,000                                  Preferred Non-Smoker Class
Annual Premium $1,077                                 Death Benefit Option 1

                         Current Cost of Insurance Rates

                                       Death Benefit
                              Assuming Hypothetical Gross and
                              Net Annual Investment Return of

       Policy            0% Gross         6% Gross        12% Gross
        Year             -.80 Net         5.20 Net        11.20 Net
          1                   150,000          150,000         150,000
          2                   150,000          150,000         150,000
          3                   150,000          150,000         150,000
          4                   150,000          150,000         150,000
          5                   150,000          150,000         150,000
          6                   150,000          150,000         150,000
          7                   150,000          150,000         150,000
          8                   150,000          150,000         150,000
          9                   150,000          150,000         150,000
         10                   150,000          150,000         150,000
         15                   150,000          150,000         150,000
     20 (age 65)              150,000          150,000         150,000
     30 (age 75)             *                 150,000         150,000
     40 (age 85)             *               *                 253,471
    55 (age 100)             *               *               1,123,550

                                        Policy Value                                   Surrender Value
                              Assuming Hypothetical Gross and                  Assuming Hypothetical Gross and
                              Net Annual Investment Return of                  Net Annual Investment Return of
       Policy            0% Gross         6% Gross        12% Gross       0% Gross         6% Gross        12% Gross
        Year             -.80 Net         5.20 Net        11.20 Net       -.80 Net         5.20 Net        11.20 Net
          1                       639              688             737               0                0               0
          2                     1,170            1,305           1,446               0                0               0
          3                     1,610            1,864           2,142               0                0               0
          4                     1,999            2,402           2,863               0                0               0
          5                     2,361            2,944           3,638               0                0               0
          6                     2,711            3,504           4,490               0                0             735
          7                     3,057            4,091           5,433               0              707           2,050
          8                     3,399            4,706           6,479             387            1,693           3,466
          9                     3,738            5,351           7,637           1,097            2,710           4,996
         10                     4,072            6,027           8,921           1,802            3,757           6,651
         15                     5,671            9,942          17,805           5,671            9,942          17,805
     20 (age 65)                5,843           13,561          31,562           5,843           13,561          31,562
     30 (age 75)             *                  12,411          85,494        *                  12,411          85,494
     40 (age 85)             *               *                 241,401        *               *                 241,401
    55 (age 100)             *               *               1,112,426        *               *               1,112,426


Assumes the Premium shown is paid at the beginning of each Policy Year. Values would be different if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Policy owner and different investment rates of return for the Portfolios. The Death Benefit, Policy Value, and surrender value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy
Years. No representation can be made by the Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                          Lincoln Benefit Life Company
                    Flexible Premium Variable Life Insurance
                           Hypothetical Illustrations

                                Male Issue Age 45

Face Amount $150,000                                  Preferred Non-Smoker Class
Annual Premium $1,077                                 Death Benefit Option 1

                       Guaranteed Cost of Insurance Rates

                                       Death Benefit
                              Assuming Hypothetical Gross and
                              Net Annual Investment Return of
       Policy            0% Gross         6% Gross        12% Gross
        Year             -.80 Net         5.20 Net        11.20 Net

          1                   150,000          150,000         150,000
          2                   150,000          150,000         150,000
          3                   150,000          150,000         150,000
          4                   150,000          150,000         150,000
          5                   150,000          150,000         150,000
          6                   150,000          150,000         150,000
          7                   150,000          150,000         150,000
          8                   150,000          150,000         150,000
          9                   150,000          150,000         150,000
         10                   150,000          150,000         150,000
         15                  *                 150,000         150,000
     20 (age 65)             *               *                *
     30 (age 75)             *               *                *
     40 (age 85)             *               *                *
    55 (age 100)             *               *                *


                                        Policy Value                                   Surrender Value
                              Assuming Hypothetical Gross and                  Assuming Hypothetical Gross and
                              Net Annual Investment Return of                  Net Annual Investment Return of
       Policy            0% Gross         6% Gross        12% Gross       0% Gross         6% Gross        12% Gross
        Year             -.80 Net         5.20 Net        11.20 Net       -.80 Net         5.20 Net        11.20 Net
          1                       398              439             481               0                0               0
          2                       751              857             969               0                0               0
          3                     1,055            1,250           1,464               0                0               0
          4                     1,307            1,612           1,961               0                0               0
          5                     1,504            1,937           2,456               0                0               0
          6                     1,639            2,216           2,942               0                0               0
          7                     1,703            2,438           3,408               0                0              24
          8                     1,688            2,590           3,842               0                0             830
          9                     1,582            2,657           4,230               0               16           1,589
         10                     1,375            2,624           4,555               0              354           2,286
         15                  *                     458           4,697        *                     458           4,697
     20 (age 65)             *               *                *               *               *                *
     30 (age 75)             *               *                *               *               *                *
     40 (age 85)             *               *                *               *               *                *
    55 (age 100)             *               *                *               *               *                *

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would be different if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Policy owner and different investment rates of return for the Portfolios. The Death Benefit, Policy Value, and surrender value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy
Years. No representation can be made by the Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time."

                                      II-1
                                  EXHIBIT LIST

1. Exhibits required by paragraph A of the instructions as to Exhibits of Form N-8B-2

     (1) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of the Lincoln Benefit Life Variable Life Account (1)

     (2)  Custodian Agreement (not applicable)

     (3)  (a)  Form of Principal Underwriting Agreement (3)

          (b)  Form of Selling Agreement (4)

          (c)  Schedule of Sales Commissions (1)

     (4)  Other Agreements  between the depositor,  principal  underwriter,  and
          custodian   with  respect  to  Registrant  or  its   securities   (not
          applicable)

     (5)  Specimen Policy (1)

     (6) (a) Articles of Incorporation of Lincoln Benefit Life Company, as amended (1)

          (b)  By-laws of Lincoln Benefit Life Company (1)

     (7)  Insurance Company Blanket Bond (1)

     (8)  Participation Agreements

          (a) Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company (1)

          (b)  Participation  Agreement  among Lincoln  Benefit Life Company and
               Variable  Insurance  Products  Fund  and  Fidelity   Distributors
               Corporation (1)

          (c) Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation (1)

          (d) (1) Participation Agreement among The Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated (1)

               (2) Service Agreement between Fred Alger Management, Inc. and Lincoln Benefit Life Company (1)

          (e)  (1)  Participation   Agreement   between  Scudder  Variable  Life
                    Investment Fund and Lincoln Benefit Life Company(1)

               (2) Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company (1)

               (3) Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services. (1)

          (f) Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc. (1)

          (g) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and Lincoln Benefit Life Company
               (1)

          (h) Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company (1)

          (i)  Fund   Participation   Agreement  between  Lincoln  Benefit  Life
               Company, Insurance Management Series and Federated Securities Corp. (1)

     (9)  Other Material Contracts (not applicable)

     (10) Form of Application for Policy (1)

2.   Opinion and Consent of Counsel (filed herewith)

3.   All financial statements omitted from the prospectus (not applicable)

4.   Not applicable

5.   Financial Data Schedule (not applicable)

6.   Procedures memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (2)

7.   Actuarial Opinion and Consent (2)

8.   (a) Consent of Independent Auditors (5)

     (b) Consent of Attorneys (5)

9.   Table of Surrender Charge Factors and Percentages (2)

(1) Incorporated by reference from Form S-6 Registration Statement of Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).

(2) Incorporated by reference from Pre-Effective Amendment No. 1 to Form S-6 of Lincoln Benefit Life Variable Life Account, filed July 24, 1998 (File No. 333-47717).

(3) Incorporated by reference from Post-Effective Amendment No. 1 to Form S-6 of Lincoln Benefit Life Variable Life Account, filed January 22, 1999 (File No. 333-47717)

(4) Incorporated by reference from Post-Effective Amendment No. 3 to Form N-4 of Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545, 811-7924).

(5) Incorporated by reference from Post-Effective Amendment No. 5 to Form S-6 of Lincoln Benefit Life Variable Life Account filed April 19, 2001 (File No. 333-47717)

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf in the City of Lincoln, State of Nebraska, on the 29th day of August, 2001.

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (Registrant)

                        BY: LINCOLN BENEFIT LIFE COMPANY
                                   (Depositor)


                    By: /s/ B. Eugene Wraith
                        --------------------------------------------------------
                         B. Eugene Wraith
                         President and Chief Operating Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

NAME                                TITLE                                       DATE
/s/ B. Eugene Wraith
------------------------------------
B. Eugene Wraith                    President, Chief Operating Officer,
                                            and Director                        August 29, 2001


/s/ Lawrence W. Dahl
------------------------------------
Lawrence W. Dahl                    Executive Vice President & Director         August 29, 2001


/s/ Margaret G. Dyer
--------------------------------------
Margaret G. Dyer                    Director                                    August 29, 2001


/s /Marla G. Friedman
-------------------------------------
Marla G. Friedman                   Director                                    August 29, 2001


/s/ Douglas F. Gaer
------------------------------------
Douglas F. Gaer                     Executive Vice President & Director         August 29, 2001


/s/ John C. Lounds
-------------------------------------
John C. Lounds                      Director                                    August 29, 2001


/s/ J. Kevin McCarthy
------------------------------------
J. Kevin McCarthy                   Director                                    August 29, 2001


/s/ Steven E. Shebik
---------------------------------------
Steven E. Shebik                    Director                                    August 29, 2001


/s/ Michael J. Velotta
------------------------------------
Michael J. Velotta                  Senior Vice President, General Counsel,
                                    Secretary & Director                        August 29, 2001


/s/ Patricia W. Wilson
------------------------------------
Patricia W. Wilson                  Director                                    August 29, 2001


/s/ Thomas J. Wilson, II
------------------------------------
Thomas J. Wilson, II                Director                                    August 29, 2001

                                INDEX TO EXHIBITS
                                       FOR
                       REGISTRATION STATEMENT ON FORM S-6
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

EXHIBIT NO.             SEQUENTIAL PAGE NO.
-----------  -----------------------------------------
2               Opinion and Consent of Counsel